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                                                                    EXHIBIT 10.1

                                                                  CONFORMED COPY

                 WAIVER AND AMENDMENT NO. 7 TO CREDIT AGREEMENT

         WAIVER AND AMENDMENT NO. 7 TO CREDIT AGREEMENT ("Amendment No. 7") dated as of July 29, 2002 to the Second Amended and Restated Credit Agreement (as heretofore amended, the "Credit Agreement") dated as of June 26, 2000 among Young Broadcasting Inc., a Delaware corporation (the "Borrower"), the banks and other financial institutions listed on the signature pages thereof, Deutsche Bank Trust Company Americas, as Administrative Agent (in such capacity, the "Administrative Agent") and as Issuing Bank, and First Union National Bank and CIBC World Markets Corp., as Syndication Agents.

                              W I T N E S S E T H:

        WHEREAS, the parties hereto have agreed to waive compliance with certain financial covenants set forth in the Credit Agreement in the circumstances set forth herein and to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. Definitions. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         (b) As used in this Amendment No. 7, the following terms shall have the following meanings:

         "Amendment No. 6" means Amendment No. 6 to Credit Agreements dated as of May 13, 2002 among the Borrower, the Guarantors and the banks and other financial institutions party thereto.

         "Senior Secured Leverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio of (x) Senior Secured Debt as of such day to (y) Operating Cash Flow for the four consecutive Fiscal Quarters ending on such day.

         "Waiver Period" means the period beginning on June 30, 2002 and ending on and including December 30, 2003, provided that the Waiver Period shall automatically end on the date, if any, earlier than December 30, 2003 when

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         (i) the Borrower, pursuant to the proviso in Section 2.01 of this
Amendment No. 7, requests Revolving Advances, Swingline Advances or Letters of Credit such that, immediately after such Advances are made or such Letters of Credit are issued, the sum of the aggregate principal amount of all Revolving Advances, Swingline Advances and Letter of Credit Obligations would exceed $10,000,000, or

         (ii) the Senior Secured Leverage Ratio for the Fiscal Quarter ending on such day is greater than 0.5x.

                                    ARTICLE 2
                                    AMENDMENT

         SECTION 2.01. Revolving Advances. Notwithstanding any provision of the Credit Agreement, the Borrower may not request Revolving Advances, Swingline Advances or Letters of Credit on any day on or after the date hereof if, immediately after such Advances are made or such Letters of Credit are issued, the sum of the aggregate principal amount of all Revolving Advances, Swingline Advances and Letter of Credit Obligations would exceed $10,000,000, provided that if the Borrower's certificate most recently delivered pursuant to Section 5.03(b) of the Credit Agreement for any Fiscal Quarter ending on or after June 30, 2002 demonstrates compliance with all of the limitations referenced in
Section 5.03(b) (determined without giving effect to the waiver of Sections 5.01(l), 5.01(m) and 5.01(n) set forth in Section 2.02 of this Amendment No. 7), the foregoing $10,000,000 limitation shall not apply. For the avoidance of doubt, the Borrower acknowledges that, in order to request Revolving Advances, Swingline Advances or Letters of Credit at any time, the Borrower must satisfy any other applicable conditions precedent set forth in Section 3.02 of the Credit Agreement that are not expressly waived in this Amendment No. 7 at such time.

         SECTION 2.02. Waiver of Compliance with Certain Covenants. The undersigned Lenders hereby waive compliance by the Borrower with the provisions of Sections 5.01(l), 5.01(m) and 5.01(n) of the Credit Agreement during the Waiver Period.

         SECTION 2.03. Amendment to Reporting Requirements. Section 5.03(b) of the Credit Agreement is amended by inserting "clause (iv) of Section 5.01(p), Sections" immediately after "5.01(o)," therein.

                                    ARTICLE 3
                                  MISCELLANEOUS


         SECTION 3.01. Representations Correct: No Default. The Borrower represents and warrants that on and as of the date hereof: (i) the representations and warranties contained in the Credit Agreement and each of the other Loan Documents are correct; and

                                       2

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(ii) no event has occurred and is continuing which (assuming the effectiveness of this Amendment No. 7) constitutes (or would constitute) a Default.

         SECTION 3.02. Effectiveness. This Amendment No. 7 shall become effective, as of the date hereof, when the Administrative Agent receives duly executed counterparts hereof signed by the Borrower, each Guarantor and the Majority Lenders (or, in the case of any party as to which an executed counterpart hereof shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

         SECTION 3.03. Governing Law. THIS AMENDMENT NO. 7 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 3.04. Effect of Amendments and Waiver. Except as expressly set forth herein, the amendments and waiver contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. Without limiting the generality of the foregoing, the Borrower acknowledges and agrees that Section 2.02 of Amendment No. 6 remains in full force and effect and the effectiveness of this Amendment No. 7 shall not impair the applicability of such provision in any way.

         SECTION 3.05. Execution in Counterparts. This Amendment No. 7 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed being deemed an original and all of which taken together constituting one and the same agreement.

                                       3

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be executed by their respective authorized officers as of the date first above written.

                                            YOUNG BROADCASTING INC.

                                            By:/s/ James A. Morgan
                                               ---------------------------------
                                            Title: Executive Vice President
                                                   and Chief Financial Officer



                                            BANKS

                                            CANADIAN IMPERIAL BANK OF COMMERCE


                                            By:/s/ Tefta Ghilaga
                                               ---------------------------------
                                            Title: Executive Director


                                           CREDIT INDUSTRIEL ET COMMERCIAL



                                            By:/s/ Marcus Edward
                                               ---------------------------------
                                            Title: Vice President

                                            By:/s/ Anthony Rock
                                               ---------------------------------
                                            Title: Vice President


                                            DEUTSCHE BANK TRUST COMPANY AMERICAS


                                            By:/s/ Gina Thompson
                                               ---------------------------------
                                            Title: Director



                                            ERSTE BANK DER
                                            OESTERREICHISCHEN SPARKASSEN AG



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



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                                            FLEET NATIONAL BANK


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            GE CAPITAL CFE, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            MIZUHO CORPORATE BANK, LTD.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            NATEXIS BANQUES POPULAIRES



                                            By:/s/ Cynthia E. Sachs
                                               ---------------------------------
                                            Title: Vice President, Group Manager

                                            By:/s/ Claudia V. Padron
                                               ---------------------------------
                                            Title: Assistant Vice President


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                                            OAK HILL SECURITIES FUND, L.P.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            OAK HILL SECURITIES FUND II, L.P.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            SUNTRUST BANK CENRAL FLORIDA,
                                            NATIONAL ASSOCIATION


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            US BANK NATIONAL ASSOCIATION



                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            WACHOVIA BANK, N.A. (FST UNIONN/B)


                                            By:/s/ Joe Mynatt
                                               ---------------------------------
                                            Title: Vice President


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                                            WINGED FOOT FUNDING TRUST


                                            By:/s/ Diana L. Mushill
                                               ---------------------------------
                                            Title: Authorized Agent

Each of the undersigned Guarantors hereby consents to the foregoing Amendment No. 7:

YOUNG BROADCASTING OF LANSING, INC.
YOUNG BROADCASTING OF LOUISIANA, INC.
YOUNG BROADCASTING OF LA CROSSE, INC.
YOUNG BROADCASTING OF NASHVILLE, INC.
YOUNG BROADCASTING OF ALBANY, INC.
WINNEBAGO TELEVISION CORPORATION
KLFY, L.P.
         By:    Young Broadcasting of Louisiana, Inc., its General Partner

WKRN, G.P.

         By:    Young Broadcasting of Nashville, Inc., its General Partner

LAT, INC.
YBT, INC.
YOUNG BROADCASTING OF RICHMOND, INC.
YOUNG BROADCASTING OF GREEN BAY, INC.
YOUNG BROADCASTING OF KNOXVILLE, INC.
WATE, G.P.
         By:    Young Broadcasting of Knoxville, Inc., its General Partner
YBK, INC.
YOUNG BROADCASTING OF DAVENPORT, INC.
YOUNG BROADCASTING OF SIOUX FALLS, INC.
YOUNG BROADCASTING OF RAPID CITY, INC.
YOUNG BROADCASTING OF LOS ANGELES, INC.
FIDELITY TELEVISION, INC.
YOUNG BROADCASTING OF SAN FRANCISCO, INC.
YOUNG HOLDING COMPANY, INC.
YBSF INC.
ADAM YOUNG INC.
HONEY BUCKET FILMS, INC.


         By: /s/ James A. Morgan
             ----------------------------------------------
         Title: Executive Vice President
                and Chief Financial Officer